2013 Annual Meeting of Limited Partners Houston, TX June 4, 2013 © Copyright 2013 Buckeye Partners, L.P. Exhibit 99.1

LEGAL NOTICE/FORWARD-LOOKING STATEMENTS
© Copyright 2013 Buckeye Partners, L.P.

This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation.  These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,”
“expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology.  In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements.  These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting
Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control.  Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements.  The factors listed in the
“Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange
Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.

INVESTMENT HIGHLIGHTS
• Over 125 years of continuous operations, with a 26-year track record as a publicly traded MLP on the
NYSE
• Market capitalization of $7.0 billion
• Lower cost of capital realized from elimination of GP IDRs; differentiation from many of our peers
• Investment grade credit rating with a conservative approach toward financing growth
• Increased geographic and product diversity resulting from recent acquisitions
• Attractive growth investment opportunities across our domestic and international asset platform;
including crude diversification projects utilizing existing asset footprint
• Opportunities for significant internal growth projects on legacy and recently acquired assets
• Increased distribution declared for Q1 2013; paid cash distributions each quarter since formation in
1986
Petroleum storage tanks at our Macungie terminal in Pennsylvania Aerial view of BORCO’s six offshore jetties with tank farm in the distance
© Copyright 2013 Buckeye Partners, L.P.

People, Culture, Assets
Safety and Operational Excellence
Customer Service Leadership
Entrepreneurship, Execution, and Continuous Improvement
Current
Strengthen Financial Position
Execute On Existing Base Business
Diversify Portfolio of Assets
Future

BUCKEYE PARTNERS, L.P.

BUCKEYE’S STRATEGY

Key Component
Guiding Principle
Generate
Exceptional
Financial
Returns to
Unitholders
© Copyright 2013 Buckeye Partners, L.P.
Our Vision:  Buckeye - the logistical solutions partner of choice for the global energy business
Our Mission:  To deliver superior returns to our investors through our talented, valued employees and our core strengths of
•
An unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity
•
Best-in-class customer service and sophisticated commercial operations
•
Operational excellence that provides consistent, reliable performance at the lowest reasonable cost
•
An entrepreneurial approach toward logistical solutions to profitably expand and optimize Buckeye’s portfolio of global energy assets
•
A commitment to consistent execution and the continuous improvement of our operations, projects and people

ORGANIZATIONAL OVERVIEW
Three Business Operating Units
Domestic Pipelines & Terminals
International Pipelines & Terminals
•
•
•
Buckeye Services
Natural Gas Storage
Energy Services
•
Development & Logistics
•
(1) LTM through March 31, 2013. See Appendix for Non-
GAAP Reconciliations
© Copyright 2013 Buckeye Partners, L.P.

72.3%
22.5%
0.9%
2.3%
2.0%
LTM ADJUSTED EBITDA
(1)
~30 million barrels of storage capacity at 2 terminal facilities in The Bahamas (~25 million) and Puerto Rico (~5 million)
Deep water berthing capability to handle ULCCs and VLCCs
in The Bahamas
Announced expansion of 4.7 million barrels at Bahamian facility nearing
completion, with 1.9 million barrels placed in service 2    half 2012, 1.6
million placed into service during Q1 2013, and 1.2 million barrels expected to be placed into service during Q3 2013
Markets refined petroleum products in areas served by Domestic
Pipelines & Terminals
Operates and/or maintains third-party pipelines under agreements with major oil and gas and chemical companies
nd
• ~Over 30 Bcf of working natural gas storage capacity in Northern California
• ~6,000 miles of pipeline with ~100 delivery locations
• ~100 liquid petroleum product terminals
• ~42 million barrels of liquid petroleum product storage capacity

Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Domestic Terminal Locations
International Operations
Contract Pipe Line Operations
Delivery Locations
Lodi Gas Storage, L.L.C.
Joint Ventures
WesPac Pipelines–Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
Sacramento
Reno
San Diego
El Paso
Houston
Lake Charles
Des Moines
Green Bay
Chicago
Indianapolis
St. Louis
Louisville
Memphis
Detroit
Lima
Pittsburgh
Macungie
New York City
Richmond
Atlanta
Birmingham
Montgomery
Tampa
Miami
Bahamas
Puerto Rico

BUCKEYE PARTNERS, L.P.

BUCKEYE SYSTEM MAP © Copyright 2013 Buckeye Partners, L.P. 6

Crude Flow
Product Flow
Possible Crude Flow
Active Crude Pipeline
Proposed Crude Pipeline
Active Product Pipeline
Proposed Product Pipeline
Refinery

BUCKEYE PARTNERS, L.P.

CRUDE DIVERSIFICATION
© Copyright 2013 Buckeye Partners, L.P.

• Albany, NY
•
Multi-year contract signed with Irving Oil in October 2012 to provide crude oil services, including offloading unit trains, storage, and throughput
•
Albany terminal has two ship docks on the Hudson River, allowing transport of crude oil directly to Irving’s facility
• Perth Amboy, NJ
•
Project initiated to add crude by rail capability
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Outbound transportation options include ship, barge, and pipeline
• Chicago Complex
•
Diluent storage and transshipments – inbound via railroad
and pipeline; outbound via pipeline to Canadian destinations
•
Contract recently signed with major for construction of crude storage
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Further discussions underway for potential projects, including crude by rail opportunities
• Woodhaven, MI
•
Offload Bakken crude from railcars and transport  via pipeline to an Ohio refinery
• BORCO (Freeport, Bahamas)
•
Multi-year agreement signed in April 2012 to support 1.2 million barrel expansion of facility
•
Latin America crude developments forcing producers to find large storage locations with blending capabilities and segregation for multiple qualities of crude
•
Advanced marine infrastructure and service capabilities provide competitive advantage over other marine terminals in the region
With the emergence of the Bakken and Utica shale plays, as well as new crude developments in Latin America,
Buckeye is looking at ways to leverage its assets to provide crude oil logistics solutions to producers and refiners wherever possible.
Crude Blending & Staging
To West
Coast
To Asia
To Gulf
Coast
To Europe
From Latin
America
Source: PFC Energy

PERTH AMBOY OVERVIEW
BPL purchased facility from Chevron (closed in July 2012)
Located at the southwest end of New York Harbor on the
Arthur Kill
• Only ~ 6 miles from Buckeye Linden complex
• Pipeline, water, rail, and truck access
• Strategically situated on New York Harbor as a NYMEX
delivery point
Approximately 5 MMBbls total storage capacity
• 2.7 MMBbls of active refined product storage
• 1.3 MMBbls of refurbishable refined product storage
• 0.8 MMBbls of heavy oil refurbishable storage
4 docks (1 ship, 3 barge (1) ) with water draft up to 37'
~250 acre site with significant undeveloped acreage for
expansion potential
Capital investment period supported by multi-year
storage, blending, and throughput commitments from
Chevron
© Copyright 2013 Buckeye Partners, L.P.

Note: Facility
located in Perth
Amboy, NJ.
Green line
indicates
approximate
property
boundaries
(1) One of the barge docks is currently out of service.
Growth Opportunities
• Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending, and throughput facility
• Potential for crude, gasoline, distillate, ethanol, asphalt, or 6 oil service that can be optimized as market needs evolve
• Pipeline planned for direct interconnect to Buckeye Linden complex
• Project initiated to allow handling of Bakken-sourced crude oil via rail and ship
Improves connectivity and service capabilities for
customers to increase Buckeye system utilization
Provides for security and diversity of product supply for
Buckeye’s customers by connecting waterborne product
supply with end destination markets across the Buckeye
system
Provides customers with storage at New York Harbor, a
highly liquid NYMEX settlement point
•
Facility Overview
•
•
•
•
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Strategic Rationale
•
•
•

Expansion Capacity (Mmbls)
5
4
3
2
1
0
$250
$200
$150
$100
$50
$0
Cumulative CAPEX $MM
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013
Capex

BUCKEYE PARTNERS, L.P.

INTERNATIONAL INTERNAL GROWTH PROJECTS
EXPANSION AND OTHER GROWTH OPPORTUNITIES
© Copyright 2013 Buckeye Partners, L.P.

•
Expanded storage capacity by 3.5 million barrels, with an additional 1.2 million barrels of crude oil storage expected to be in service in the third quarter of 2013; all 4.7 million barrels are fully leased
•
Constructed ample berthing capacity to allow future expansion without incremental marine infrastructure spend
•
Designed facility to accommodate multiple product segregations to enable blending and maximum flexibility for changes in facility requirements
•
Improved simultaneous operations to move product in and out of the facility at the same time
•
Provided critical infrastructure redundancy to ensure business continuity
•
Improved loading and unloading rates to allow for reduced berthing time
•
Laid ground work for future expansion by optimizing facility configuration
Other Internal Growth Opportunities
•
•
•
•
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2014 Panama Canal expansion to allow passage of Suezmax vessels expected to lead to 20-30% increase in traffic; BORCO location ideal to service the incremental vessels
•
BORCO Expansion Capacity
(1)
–millions of barrels
(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.
BORCO Capital Investment Since Acquisition (~$340 million):
Bluefield
Future
Expansion Area
Yellowfield
Significant land available for further expansion
Additional interest for staging of crude oil resulting from Latin American production expected to come online over the next decade
•
Provides optionality to multiple end-market destinations
Bunkering Opportunities – Blended Fuel Oil
Yabucoa, Puerto Rico facility provides opportunities for jet fuel and crude storage, as well as fuel oil supply and bunkering
BORCO is a logical geographical location spot for a new “Bunker filling
Yellowfield 2
Bluefield 2
Bluefield 1
Yellowfield 1
station”

BUCKEYE SERVICES OVERVIEW
© Copyright 2013 Buckeye Partners, L.P.

Recently reduced costs by right-sizing the infrastructure
for reduced geographic focus
Development & Logistics
Contract operations
Project origination
Asset development
Engineering design
Project management
Energy Services
Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with over 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
Revenue is generated through firm storage services and hub services
The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively
Lodi’s facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations
Natural Gas Storage
Buckeye Energy Services (“BES”) markets a wide range
of refined petroleum products and other ancillary
products in areas served by Buckeye’s pipelines and
terminals
Strategy for mitigating basis risk included a reduction of
refined product inventories in the Midwest and focusing
on fewer, more strategic locations for transacting
business
Contributed approximately $24.5 million in revenues to
Domestic Pipelines & Terminals during the last twelve
months through March 31,2013, while also providing
valuable insight on demand and pricing support for our
terminalling and storage business
Buckeye Development & Logistics (“BDL”) operates and/or
maintains third-party pipelines under agreements with
major oil and gas and chemical companies
BDL is also responsible for identifying and completing
potential acquisitions and organic growth projects for
Buckeye
BDL services offered to customers

FERC ORDER DEVELOPMENTS
Buckeye Pipe Line’s Market-Rate Program
FERC Closes “Show Cause” Proceeding Regarding Buckeye Pipe Line Company, L.P. (“BPL Co.”)
© Copyright 2013 Buckeye Partners, L.P.

• In response to protest of an airline shipper in the NYC area, FERC issued a “Show Cause” order on March 30, 2012, directing BPL Co. to justify continuation of its innovative rate-setting system and rejecting its routine, system-wide tariff increases.
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FERC issued an order on February 22, 2013, closing the “Show Cause” proceeding and ruling that:
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BPL Co. can continue to charge its current rates undisturbed
• BPL Co. granted full market-based-rate authority, i.e., no longer subject to rate increase caps, in markets previously found by FERC to be competitive markets, in which BPL Co. generated $137 million of revenue from interstate transportation service in 2012
• BPL Co. allowed to file future rates in its remaining markets, in which BPL Co. generated $126 million of revenue from interstate transportation service in 2012, pursuant to any of the methodologies permitted by FERC regulations, including in accordance with the generic FERC index
• On October 10, 2012, BPL Co. filed its answer to the complaint, and additional filings were made by the parties in October and
November.  No third parties have filed to intervene in the complaint proceeding.
• On February 22, 2013, FERC issued an order setting the matter for hearing, but such hearing is on hold pending the outcome of FERC-
ordered settlement discussions between the parties, which are being facilitated by a FERC-appointed settlement judge.
• In 2012, deliveries of jet fuel to the NYC airports generated approximately $32 million of BPL Co.’s revenues. The complaint is not directed at BPL Co.’s rates for service to other destinations, and it has no impact on the pipeline systems and terminals owned by
Buckeye’s other operating subsidiaries.
BPL Co. Increases Tariffs
Airlines’ Complaint
• BPL Co. increased tariffs effective May 1 by approximately seven percent in those markets subject to market-based-rate authority tariff increase  (excluding the NYC market) effective with the normal July 1 index cycle.
st
st
• The July 1, 2013 increase in the FERC index, which is a methodology available to BPL Co., has been set by FERC at 4.6 percent.
Treatment of NYC market rate still pending outcome of two other filings, as discussed below (Airlines’ Complaint and Market-Based Rates Application for New York City Market)
• Earlier program utilized by BPL Co. now discontinued.
•
On September 20, 2012, four airlines filed a complaint at FERC challenging BPL Co.’s tariff rates for transporting jet fuel to three NYC airports
– the same movements that were the subject of the March 2012 protest that led to the “show cause” proceeding.
•
•
BPL Co. is still evaluating the extent to which it will increase tariff rates in the remaining markets, but does expect to file for a

FERC ORDER DEVELOPMENTS (Continued)
Buckeye Pipe Line’s Market-Rate Program
Market-Based Rates Application for New York City Market
© Copyright 2013 Buckeye Partners, L.P.

On October 15, 2012, BPL Co. filed an application with FERC seeking authority to charge market-based rates for deliveries of refined petroleum products to the NYC market.
If FERC grants the application, BPL Co. would be permitted prospectively to set its rates in response to competitive forces, and the airlines’
cost-based challenges to BPL Co.’s jet fuel delivery rates to the NYC airports would be moot with respect to future rates.
Buckeye believes that the New York City-area market is robust and highly competitive.  The New York Harbor is one of the world’s most active refined petroleum products markets.  Within this market, BPL Co.’s customers have access to numerous existing alternatives, via pipeline, barge, and truck, to transport refined products.  The three airports are located near other active products pipelines or barge docks and, with reasonable investment, should be able to access alternative jet fuel supplies efficiently and economically.
On December 14, 2012, four airlines filed a joint protest of BPL Co.’s market-based rates application, specifically pertaining to jet fuel transportation to three NYC airports - the same movements that were the subject of the March 2012 protest that led to the “show cause”
proceeding. The protest is not directed at BPL Co.’s market-based rates application pertaining to movements of any other products or to any other destinations in the NYC market.
On January 14, 2013, BPL Co. filed its answer to the protest.  Additional filings were also made by the parties in January and February 2013.
On February 22, 2013, FERC issued an order setting the application for hearing, but putting it on hold pending the outcome of settlement discussions regarding the Airlines’ Complaint.
•
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•
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BUCKEYE GREEN INITIATIVES
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Electric Power Efficiency Initiatives:
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Been recognized for innovative efficient pump procurement process.  Received the ITT Goulds Pumps Award for best-in-class “Heart of the Industry”
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Use of drag reduction agents reduces electricity use by almost 100 million kilowatt hours annually thereby eliminating greenhouse gas (GHG) in excess of 120,000 metric tons of carbon dioxide emissions, equivalent to annual electricity use of approximately  8,350 homes
•
Solar energy farms located on three Buckeye properties
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Fleet Management Benefits:  Increased use of fuel efficient vehicles and reduced  number of vehicles in our fleet saving 14,000 gallons of gasoline a month and reducing carbon dioxide emissions by 1,500 metric tons, equivalent to annual GHG emission from 286 passenger vehicles
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Renewable Fuels Blending:  Ethanol blending capabilities added at virtually all truck rack terminals with ability to provide E-85 at many facilities; bio-diesel blending also offered at a number of facilities.
•
Recycling Program:  Recycle office products, such as paper, batteries, bulbs and commingled products (cans, glass, plastics), in excess of 20,000 pounds annually
© Copyright 2013 Buckeye Partners, L.P.

FINANCIAL PERFORMANCE
(1)
© Copyright 2013 Buckeye Partners, L.P.

Adjusted EBITDA ($MM)
(2)
Cash Distributions Declared per Unit
Cash Distribution Coverage
(2)(3)
(1) LTM through March 31, 2013
(2) See Appendix for Non-GAAP Reconciliations
(3) Distributable cash flow divided by cash distributions declared for the respective periods
(4) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility
Net LT Debt/Adjusted EBITDA
(4)
1.01x
1.16x
1.03x
0.91x
1.04x
1.15x
0.00x
0.40x
0.80x
1.20x
1.60x
2008 2009 2010 2011 2012 LTM
4.47x
3.62x
3.89x
4.55x
4.74x
3.97x
0.00x
1.50x
3.00x
4.50x
6.00x
2008 2009 2010 2011 2012 LTM
$313.6
$370.2
$382.6
$487.9
$559.5
$603.4
$0
$100
$200
$300
$400
$500
$600
$700
2008 2009 2010 2011 2012 LTM
$3.475
$3.675
$3.875
$4.075
$4.150 $4.163
$0.00
$1.25
$2.50
$3.75
$5.00
2008 2009 2010 2011 2012 LTM

INVESTMENT SUMMARY
Stability and Growth
•
Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
•
Management continues to drive operational excellence through its best practices initiative
•
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near-term growth projects
•
July 2012 acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near-term growth opportunities at attractive multiple
•
World-class BORCO marine storage terminal with 24.9 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas, with opportunity for significant additional capacity expansion; serves as important logistics hub for international petroleum product flows
•
Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of changing supply and demand fundamentals for crude and refined petroleum products to drive improved returns to unitholders
© Copyright 2013 Buckeye Partners, L.P.